                    LASALLE PARTNERS U.S. REAL ESTATE FUND

                Supplement to Prospectus dated January 28, 1998

This Supplement corrects certain information contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

The following replaces in its entirety the information under "Performance of LaSalle Securities" beginning at page 4 of the Prospectus:

The chart below shows the historical performance of all accounts having substantially the same investment objectives, policies and risks as the Fund and the Trust for which the investment manager is LaSalle Securities, the Trust's investment manager. The data is provided to illustrate LaSalle Securities' past performance in managing substantially similar accounts in accordance with the same strategy, research and analytical models utilized for the Trust. This information does not represent the performance of the Fund and the Trust. You should not consider this performance data as an indication of future performance of the Fund or the Trust. The Fund's performance for the period March 30, 1998 (commencement of operations) through December 31, 1998 is contained in the Fund's 1998 Annual Report.

                                                 Years Ended December 31,
                         ------------------------------------------------------------------------
                           1996     1995    1994   1993   1992   1991   1990   1989  1988   1987
                           ----     ----    ----   ----   ----   ----   ----   ----  ----   ----
LaSalle Securities
 Composite1.............    37.8%    15.8%   6.0%  17.5%  16.7%  35.0% (18.7)% 10.5% 13.5% (2.2)%
Mutual Fund2............    32.7%    18.2%    --     --     --     --      --    --    --     --
Wilshire Index3.........    36.8%    13.7%   1.6%  15.2%   7.4%  20.0% (33.5)%  2.4% 24.2% (7.9)%
Number of portfolios....    32       27     18     14     16     12      10     8     6      2
Assets, end of period
 (millions)............. $2,250.3 $1,346.4 $629.4 $291.5 $144.4 $127.8 $  84.5 $84.3 $74.5 $ 52.3

1. The composite performance data shown above for the LaSalle Securities Asset Weighted Rate of Return (the "LaSalle Composite") was developed from the aggregate performance of all private accounts managed by LaSalle Securities on a basis substantially the same as the Trust. The composite performance data is provided net of investment management fees, but custodial fees and expenses have not been deducted. The investment management fees deducted generally are substantially lower than the fees and expenses paid by the Fund and the Trust, and the composite returns would have been lower if the accounts included had been subject to the fees and expenses incurred by the Fund and the Trust. In addition, if the accounts were regulated investment companies under federal securities and tax laws, the composite returns might have been adversely affected by the diversification requirements, tax restrictions and investment limitations to which the Fund and the Trust are subject. The net investment performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance data have been computed in accordance with the Performance Presentation Standards established by the Association for Investment Management and Research ("AIMR"), but have not been verified by an entity independent of LaSalle Securities. These standards differ from the SEC's method of performance calculation.

2. LaSalle Securities is the sub-adviser of a mutual fund with substantially similar investment objectives, policies and risks as the Fund and the Trust. Performance information was obtained from the fund's annual reports to shareholders and is provided net of fund expenses. The net investment performance assumes reinvestment of all dividends and proceeds from capital transactions. The effect of sales charges on the purchase of fund shares have not been included. If sales charges were reflected, the reported returns would be lower.

3. The Wilshire Real Estate Securities Index is an unmanaged index of REITs and real estate operating companies and is widely recognized as an indicator of the performance of the real estate securities market.

Dated: March 1, 1999